GOLDEN MATRIX GROUP

YOU CAN BET ON US

Pro Forma Presentation

Forward-Looking Statements

Certain statements made in this Presentation contain forward-looking information within the meaning of applicable securities laws ("forward-looking statements"). These forward-looking statements represent the Company's current expectations or beliefs concerning future events and can generally be identified by words such as "estimate," "expects," "project," "believe," "anticipate," "intend," "plan," "foresee," "forecast," "likely," "will," "target" or similar words or phrases. These forward-looking statements are subject to risks, uncertainties and other factors, many of which are outside of Golden Matrix Group, Inc.'s (the "Company's", "GMGI's" or "our") control which could cause actual results to differ materially from the results expressed or implied in the forward-looking statements, including, but not limited to, the need for additional financing, the terms of such financing and the availability of such financing; the business, economic and political conditions in the markets in which the Company operates; the effect on the Company and its operations of the ongoing Ukraine/Russia conflict and the conflict in Israel, changing interest rates and inflation, and risks of recessions; the need for additional financing, the terms of such financing and the availability of such financing; the ability of the Company and/or its subsidiaries to obtain additional gaming licenses; the ability of the Company to manage growth; the Company's ability to complete acquisitions and the available funding for such acquisitions; disruptions caused by acquisitions; dilution caused by fund raising, the conversion of outstanding preferred stock and/or acquisitions; the Company's ability to maintain the listing of its common stock on the Nasdaq Capital Market; the Company's expectations for future growth, revenues, and profitability; the Company's expectations regarding future plans and timing thereof; the Company's reliance on its management; the fact that the sellers of the MeridianBet Group hold voting control over the Company; related party relationships; the potential effect of economic downturns, recessions, increases in interest rates and inflation, and market conditions, decreases in discretionary spending and therefore demand for our products and services, and increases in the cost of capital, related thereto, among other affects thereof, on the Company's operations and prospects; the ability of the Company to compete in its market; the status of the Company's internal controls; the effect of current and future regulation, the Company's ability to comply with regulations and potential penalties in the event it fails to comply with such regulations and changes in the enforcement and interpretation of existing laws and regulations and the adoption of new laws and regulations that may unfavorably impact our business; the risks associated with gaming fraud, user cheating and cyber-attacks; risks associated with systems failures and failures of technology and infrastructure on which the Company's programs rely; foreign exchange and currency risks; the outcome of contingencies, including legal proceedings in the normal course of business; the ability to compete against existing and new competitors; the ability to manage expenses associated with sales and marketing and necessary general and administrative and technology investments; and general consumer sentiment and economic conditions that may affect levels of discretionary customer purchases of the Company's products, including potential recessions and global economic slowdowns.

Although we believe that our plans, intentions and expectations reflected in or suggested by the forward-looking statements we make in this Presentation are reasonable, we provide no assurance that these plans, intentions or expectations will be achieved. Consequently, you should not consider any such list of risks, uncertainties and other factors as set forth above to be a complete set of all potential risks and uncertainties. More information on potential factors that could affect the Company, its financial results and securities is included from time to time in the "Cautionary Statement Regarding Forward-Looking Statements," "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" sections of the Company's periodic and current filings with the SEC, including the Form 10-Qs and Form 10-Ks, filed with the SEC and available at www.sec.gov, and further including the Company's Annual Report on Form 10-K for the year ended October 31, 2023 and Quarterly Report on Form 10-Q for the quarter ended January 31, 2024. Forward-looking statements speak only as of the date they are made. The Company undertakes no obligation to publicly update any of the forward-looking statements, whether because of new information, future events or otherwise, made in this presentation or in any of its Securities and Exchange Commission (SEC) filings or public disclosures, except as required by law.

On April 9, 2024, Golden Matrix acquired 100% of the Meridian Companies, effective for all purposes as of April 1, 2024. This presentation shows financial information on GMGI and Meridian separately, and combined on a Pro Forma basis. For more detailed financial information, please refer to the Company's most recent filed Form 8-K/A report on June 4, 2024.

PRO FORMA FINANCIAL HIGHLIGHTS

FY23 TWELVE MONTHS REVENUES*

$137,167,573

FY23 TWELVE MONTHS GROSS PROFIT*

$78,112,099

57% GP MARGIN

FY24 Q1 THREE MONTHS REVENUES**

$36,694,469

FY24 Q1 THREE MONTHS GROSS PROFIT**

$21,067,190

57% GP MARGIN

*Based on the twelve months financial statements of Meridian ended December 31, 2023 and twelve months financial statements of GMGI ended October 31, 2023 after Pro Forma adjustments. More detailed information can be found in our most recent current report on Form 8-K/A.

**Based on the three months financial statements of Meridian ended March 31, 2024 and three months financial statements of GMGI ended January 31, 2024 after Pro Forma adjustments. More detailed information can be found in our most recent current report on Form 8-K/A

PRO FORMA BALANCE SHEET HIGHLIGHTS

ASSETS[1]

$178,228,346

CASH ON HAND[1]

$26,923,140

TOTAL EQUITY[1]

$83,402,398

[1]Assets, cash on hand and total equity are based on the balance sheet of Meridian as of March 31, 2024 and balance sheet of GMGI as of January 31, 2024 after Pro Forma adjustments.

GMG
GOLDEN MATRIX GROUP

Leading Sports Betting / iGaming Platform Consisting of the Industry's Most Iconic Brands

GMG

B2B Platform	Key B2C Products
GMAG	mexplay CASINO ONLINE; R. KINGS COMPETITIONS
Scalable Gaming Platform	iCasino Offerings

Key Stats (GMGI Fiscal Year Ended October 31, 2023)

Financial Summary

Revenue: $44mm

Gross Profit: $10mm

GP Margin: 23%


Revenue Growth
50,000,000
40,000,000
30,000,000
20,000,000
10,000,000
-
9,333,492
36,034,856
44,174,052
Nine-month Transition
FY22
FY23

meridian

B2B Platform	Key B2C Products
BetShop Manager	
Omnichannel Sports Betting	Omnichannel Casino Offering



BetShop Manager



Key Stats (Meridian Fiscal Year Ended December 31, 2023)

Financial Summary

Revenue: $93mm

Gross Profit: $68mm

GP Margin: 73%


Revenue Growth
100,000,000
80,000,000
60,000,000
40,000,000
20,000,000
0
60,367,745
74,929,656
92,993,521
FY21
FY22
FY23

GMG + meridian

Combined company expected to be a **leading proprietary technology** and **gaming platform** with scalability and flexibility creating an inherently **high margin** business model.

Increased competitive moat supporting **over 650 3rd party casino brands**, over **3.8 million** registered retail customers with **high market share** and **well established industry leading brands.**

Strong balance sheet.

Consistent **track record of profitability** and **high cash flow generation**

Anticipated relatively **low risk exposure** due to global operations in **over 16 regulated markets** with expected significant **runway for geographic expansion** and **growth through organic and inorganic opportunities**

Experienced board and management team with proven history of success

Successful Nasdaq-listed company

Configurable and scalable iGaming platforms

Strong historical revenue and accelerating EBITDA growth

Inherently high-margin, highly-cash generative model

Plans to expand into the US and other global markets

Industry leading brands (MexPlay, Rkings, GM-AG)

Highly scalable online B2B and B2C business model

21 consecutive quarters of positive cash flows from operations since August 2018

8.3mm+ *Online Players* (2)

800+ *Casino Operations* (2)

$44mm *Total Revenues* (1)

~$2.2mm *Cash Flow from Operations* (1)

$2.4mm *EBITDA* (1)

~$17mm *Cash on Hand* (2)

(1) LTM as of October 31, 2023.

(2) Data as of January 31, 2024.

Diversified True Omnichannel Sports. Betting and iGaming Operator.

Globally Licensed: 16+ Jurisdictions.

Established Brand with 140k Active Online Customers per Month

Significant geographic expansion opportunities.

Established Proprietary Technology and Gaming Platform,BetShopManager™

Established Track Record in High Growth industry

Experienced Board and Management Team with Proven Track Record

Historically profitable & Highly Cash Generative

Financial Results
Revenue: $93mm (2023)
EBITDA: $23mm (2023)

GMG
GOLDEN MATRIX GROUP

GMG

Golden Matrix Group, Inc. (Nasdaq: GMGI) is one of the world's leading iGaming groups, offering Casino, Sportsbook and Competition products.

meridianbet

mexplay CASINO ONLINE

R. KINGS COMPETITIONS

GMAG

XPANSE STUDIOS

meridian

You know many gaming solutions. We have them all.
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50
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Apple Watch App



Mobile App



Mobile and Web Platform



Affiliate System



Meridian Games


1249347
918621

Progresive JackPot



Bet Control App



Scout App